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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-92716) of Borders Group, Inc. of our report dated March 8, 1999 appearing on page 31 of this Annual Report on Form 10-K.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP


Bloomfield Hills, Michigan
April 26, 1999